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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 1998

IMPAC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated as of March 31, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-1)



                           IMPAC SECURED ASSETS CORP.
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             (Exact name of registrant as specified in its charter)

         California                    333-40125           33-070-5301
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(State or Other Jurisdiction           (Commission         (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)


20371 Irvine Avenue
Santa Ana Heights, California                                        92707
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(Address)                                                          (Zip Code)


Registrant's telephone number, including area code, is (714) 556-0122


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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             8.1      Opinion of Thacher Proffitt & Wood

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IMPAC SECURED ASSETS CORP.


                                   By: /s/ Richard Johnson
                                       -----------------------------------------
                                   Name:   Richard Johnson
                                   Title:  Chief Financial Officer and Secretary


Dated: March 30, 1998